UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2024

HAWAIIAN HOLDINGS INC

(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 2, 2023, Hawaiian Holdings, Inc., a Delaware corporation (“Hawaiian”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alaska Air Group, Inc., a Delaware corporation (“Alaska”), and Marlin Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Alaska (“Merger Sub”), providing for the merger of Merger Sub with and into Hawaiian (the “Merger”), with Hawaiian surviving as a wholly owned subsidiary of Alaska.

The Merger is conditioned on, among other things, the expiration or early termination of the statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and other required regulatory approvals.

As previously disclosed, on February 7, 2024, Hawaiian and Alaska each received a request for additional information and documentary material (the “Second Request”) from the Antitrust Division of the Department of Justice (the “DOJ”) in connection with the DOJ’s review of the Merger. The issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both Hawaiian and Alaska have substantially complied with the Second Request, unless the waiting period is earlier terminated by the DOJ.

On March 27, 2024, Hawaiian and Alaska entered into a timing agreement with the DOJ pursuant to which they agreed, among other things, not to consummate the Merger before 90 days following the date on which both parties have certified substantial compliance with the Second Request unless they have received written notice from the DOJ prior to the end of such 90-day period that the DOJ has closed its investigation of the Merger.

Hawaiian and Alaska have been working cooperatively with the DOJ and expect to continue to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Dated: March 27, 2024	/s/ Aaron J. Alter
	Name:	Aaron J. Alter
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary